Shelton Funds

Shelton Green Alpha Fund

Supplement dated July 29, 2022 to the

Prospectus and Statement of Additional Information (the “SAI”)

each dated January 1, 2022, as amended March 8, 2022

Green Alpha Advisors, LLC ("Green Alpha") has agreed to extend the termination date under its previous termination notice dated May 31, 2022 and will continue to serve as sub-adviser to the Shelton Green Alpha Fund pursuant to the Sub-Advisory Agreement beyond the originally anticipated termination date of July 29, 2022.

Green Alpha agrees to continue to serve as the sub-adviser to the Fund until the earliest to occur of: (i) the date upon which the day-to-day portfolio management of the Green Alpha Fund has been transitioned to Shelton Capital Management, upon at least 10 days prior written notice from Shelton Capital (ii) any other date selected by Green Alpha upon at least 10 days written notice to Shelton Capital or (iii) the maximum period permitted under the Investment Company Act of 1940.

Please retain this supplement with your Prospectus and SAI